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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 21, 2004

                       ECHOSTAR COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                          0-26176                     88-0336997
--------------------------------------------------------------------------------
(State or other jurisdiction of  (Commission File Number)       (I.R.S. Employer
       incorporation)                                        Identification No.)

         9601 S. Meridien Boulevard
              Englewood, Colorado                                     80112
----------------------------------------------------------------  --------------
    (Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code:  (303) 723-1000
                                                     ---------------------------


                            ECHOSTAR DBS CORPORATION
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)

       COLORADO                     333-31929                     84-1328967
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
       incorporation)                                        Identification No.)

              9601 S. Meridien Boulevard
                 Englewood, Colorado                                 80112
----------------------------------------------------------------  --------------
          (Address of principal executive offices)                 (Zip code)

   Registrant's telephone number, including area code:  (303) 723-1000
                                                        ------------------------

ITEM 5.

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OTHER EVENTS AND REQUIRED FD DISCLOSURE.
--------------------------------------------------------------------------------

         Michael McDonnell, our Chief Financial Officer, has resigned, effective August 13, 2004. Mr. McDonnell intends for personal reasons to relocate and take a position nearer to family on the East Coast.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ECHOSTAR COMMUNICATIONS CORPORATION

                                            By: /s/ David K. Moskowitz
                                               ---------------------------------
                                               Name:  David K. Moskowitz
                                               Title: Senior Vice President,
                                                      General Counsel and
                                                      Secretary


                                            ECHOSTAR DBS CORPORATION

                                            By: /s/ David K. Moskowitz
                                               ---------------------------------
                                               Name:  David K. Moskowitz
                                               Title: Senior Vice President,
                                                      General Counsel and
                                                      Secretary

Dated: July 21, 2004